                                                                     Exhibit (b)

                           SECTION 906 CERTIFICATIONS

     In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

ICAP FUNDS, INC.


By: /s/ Stephen P. Fisher
    --------------------------------
    Stephen P. Fisher
    President and Principal
    Executive Officer

Date: January 8, 2010

                           SECTION 906 CERTIFICATIONS

     In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

ICAP FUNDS, INC.


By: /s/ Jack R. Benintende
    --------------------------------
    Jack R. Benintende
    Treasurer and Principal
    Financial and Accounting Officer

Date: January 8, 2010